Intellisight Virtual Investor Conference August 12, 2020 Beethoven Wind Farm near Avon, South Dakota 8-K’ed on August 12, 2020 Exhibit 99.1

Forward Looking Statements Forward Looking Statements During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” or “will.”  The information in this presentation is based upon our current expectations as of the date hereof unless otherwise noted.  Our actual future business and financial performance may differ materially and adversely from our expectations expressed in any forward-looking statements. We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason. Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially. The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s most recent Form 10-K and 10-Q along with other public filings with the SEC. NorthWestern Corporation dba: NorthWestern Energy Ticker: NWE Trading on the NYSE www.northwesternenergy.com Corporate Office 3010 West 69th Street Sioux Falls, SD 57108 (605) 978-2900 Investor Relations Officer Travis Meyer 605-978-2967 travis.meyer@northwestern.com Company Information O’Dell Creek - Madison River Valley - Montana

About NorthWestern Montana Operations Electric 379,400 customers 24,781 miles – transmission & distribution lines 874 MW maximum capacity owned power generation Natural Gas 201,500 customers 6,975 miles of transmission and distribution pipeline 17.75 Bcf of gas storage capacity Own 47.2 Bcf of proven natural gas reserves Nebraska Operations Natural Gas 42,600 customers 795 miles of distribution pipeline Data as of 12/31/2019 South Dakota Operations Electric 63,800 customers 3,529 miles – transmission & distribution lines 404 MW nameplate owned power generation Natural Gas 47,500 customers 1,713 miles of transmission and distribution pipeline

NWE - An Investment for the Long Term 100% pure electric & natural gas utility business with over 100 years of operating history Solid economic indicators in service territory Diverse electric supply portfolio ~58% hydro, wind & solar Black Eagle dam Pure Electric & Gas Utility Solid Utility Foundation Strong Earnings & Cash Flow Attractive Future Growth Prospects Financial Goals & Metrics Best Practices Corporate Governance Residential electric & gas rates below national average Solid system reliability Low leaks per 100 miles of pipe Solid JD Power Overall Customer Satisfaction scores Disciplined maintenance capital investment program to ensure safety and reliability Significant investment in renewable resources (hydro & wind) will provide long-term energy supply pricing stability for the benefit of customers for many years to come Further opportunity for energy supply investment to meet significant capacity shortfalls Consistent track record of earnings & dividend growth Strong cash flows aided by net operating loss carry- forwards anticipated to be available into 2021 Strong balance sheet & investment grade credit ratings Targeted debt to capitalization ratio of 50%-55% with liquidity of $100 million or greater Targeted 6%-9% long-term total shareholder return (eps growth plus dividend yield) Targeted dividend payout ratio of 60%-70%

A Diversified Electric and Gas Utility NorthWestern’s ‘80/20’ rules: Approximately 80% Electric, 80% Residential and 80% Montana. Nearly $3.9 billion of rate base investment to serve our customers Data as reported in our 2019 10-K (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure. See appendix for additional disclosure. (1) (1)

Highly Carbon-Free Supply Portfolio Based upon 2019 MWH’s of owned and long-term contracted resources. Approximately 58% of our total company owned and contracted supply is carbon-free. NorthWestern does not own all the renewable energy certificates (RECs) generated by contracted wind, and periodically sells its own RECs with proceeds benefiting retail customers. Accordingly, we cannot represent that 100% of carbon-free energy in the portfolio was delivered to our customers. Contracted energy from Colstrip Energy Limited Partners (CELP), Yellowstone Energy Limited Partners (YELP) as well as a majority of the contracted wind, hydro and solar are federally mandated Qualifying Facilities, as defined under the Public Utility Regulatory Policies Act of 1978 (PURPA). MT SD NWE

Strong Utility Foundation Solid and improving JD Power Overall Customer Satisfaction Scores Residential electric and natural gas rates below national average Solid electric system reliability Low gas leaks per mile – just outside 1st quartile

Solid Economic Indicators Customer growth rates historically exceed National Averages. Projected population growth in our service territories better than the National Average. Source: NorthWestern customer growth - 2008-2016 Forms 10-K Unemployment Rate: US Department of Labor via SNL Database 2/21/17 Electric: EEI Statistical Yearbook (published December 2015, table 7.2) Natural Gas: EIA.gov (Data table "Number of Natural Gas Consumers") Source: Company 10K’s, 2017/2018 EEI Statistical Yearbook – Table 7.2 and EIA.gov Black Eagle Power House

A History of Growth 2010-2019 CAGR’s: GAAP EPS: 7.1% - Non-GAAP EPS: 5.7% - Dividend: 6.0% See appendix for “Non-GAAP Financial Measures” $2.60 - $2.75 $3.10 - $3.30 $3.20-$3.40 $3.30-$3.50

Track Record of Delivering Results Return on Equity on GAAP Earnings within 9.5% - 11.0% band over the last 8 years with average of 10.2%. Total Shareholder Return is better than our 12 peer average for the 1, 3 & 10 year periods but lags in the 5 year period, due in part to regulatory concerns in Montana. See appendix for “Non-GAAP Financial Measures” * Peer Group: ALE, AVA, BKH, EE, IDA, MGEE, NWN, OGE, OTTR, PNM, POR & SR

Investment for Our Customers’ Benefit Over the past 8 years we have been reintegrating our Montana energy supply portfolio and making additional investments across our entire service territory to enhance system safety, reliability and capacity. We have made these enhancements with minimal impact to customers’ bills while maintaining bills lower than the US average. As a result we have also been able to deliver solid earnings growth for our investors. 2010-2019 CAGRs Estimated Rate Base: 10.7%GAAP Diluted EPS: 7.1% 2008-2019 CAGRs NWE typical electric bill: 1.8%NWE typical natural gas bill: (5.6%) 2008-2018 CAGRs US average electric bill: 1.9%*US average natural gas bill: (2.7%)**

Balance Sheet Strength and Liquidity Investment grade credit ratings, generally liquidity in excess of $100 million target, debt to cap within our targeted 50%-55% range and no long-term debt maturities until 2023. *Liquidity target increased to $200 million due to economic conditions impacted by COVID-19.

Earnings Growth See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 See “Non-GAAP Financial Measures” slide in appendix for “Non-GAAP Adjusted EPS”. Non-GAAP Adjusted EPS Growth Averaged 5.4% from 2013 - 2019 NorthWestern is affirming its previously revised 2020 earnings guidance range of $3.30 to $3.45 per diluted share based upon, but not limited to, the following major assumptions and expectations: COVID-19 related business slowdowns and closures in our service territory continue to ease during the third quarter and nearly fully recovered in the fourth quarter of 2020; Regulatory recovery of COVID-19 related uncollectable account expense; Normal weather in our electric and natural gas service territories; A consolidated income tax rate of approximately (5%) to 0% of pre-tax income; and Diluted shares outstanding of approximately 50.9 million. Continued investment in our system to serve our customers and communities is expected to provide a targeted long-term 6-9% total return to our investors through a combination of earnings growth and dividend yield. Updated 2020 Guidance Range

Maintaining Capital Investment Forecast $1.8 billion of total capital investment over five years We anticipate financing this capital with a combination of cash flow from operations (aided by NOLs available into 2021), first mortgage bonds and equity issuances. Based on current expectations, any equity issuance would be late 2020 or early 2021 and would be sized to maintain and protect current credit ratings. Significant capital investments that are not in the projections or negative regulatory actions could necessitate additional equity funding. Based on the results of the recent competitive solicitation process in South Dakota, $80 million of incremental investment for SD generation is included above (spread between 2020-2021). Capital projections above do not include investment necessary to address identified generation capacity issues in Montana. These additions could increase the capital forecast above in excess of $200 million over the next five years.

Recent Significant Achievements Strong year for safety at NorthWestern Industry Leader Accident Prevention Award from American Gas Association in 2019. Continue to be a top performer among Edison Electric Institute member companies. Record best customer satisfaction scores with JD Power & Associates Once again received our best JD Powers overall satisfaction survey score. Solid electric reliability scores Low CAIDI (Customer Average Interruption Duration Index) and SAIFI including MED’s (System Average Interruption Frequency Index) in 2019. Especially significant considering the rugged service territories. Corporate Governance Finalist In 2019 NorthWestern’s proxy statement was winner of the “Best Proxy Statement (Small to Mid Cap)” by Corporate Secretary Magazine. We have been a finalist in 7 of the last 8 years and also won the award in 2014. Board Diversity Recognition Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Best Investor Relations Program Recognized, in 2018 and 2019, by Institutional Investor as a top midcap utility and energy company based on access to senior management, well-informed and empowered IR team, appropriate and timely disclosures and constructive earnings calls. Environmental, Social and Governance Reporting Published EEI’s ESG / Sustainability reporting template for years 2010 (base-year) & 2015-2018. This quantitative information supplements our biennial Stewardship Report that highlights our commitment to the stewardship of natural resources and our sustainable business practices.

Looking Forward Regulatory The MPSC recently approved a pilot Fixed Cost Recovery Mechanism (FCRM) effective July 1, 2020. We asked the MPSC to delay the start of the pilot for one year until July 1, 2021 due to the uncertainty created by the COVID-19 pandemic. The MPSC granted the requested one-year delay of implementation but requested ‘shadow accounting’ to inform the commission of the impacts had the FCRM been implemented as scheduled. In June 2019, the FERC issued an order accepting our filing of Montana transmission assets, granting interim rates, establishing settlement procedures and terminating our related Tax Cuts and Jobs Act filing. A settlement judge has been appointed and settlement negotiations are ongoing. We expect to submit a compliance filing with the MPSC upon resolution of our case adjusting the FERC credit in our retail rates. NorthWestern’s application to acquire an additional 92.5MW of Colstrip Unit 4 for $1.00 from Puget Sound Energy has been filed with the MPSC. On July 14, the MPSC voted to suspend the Colstrip procedural schedule until an updated purchase and sale agreement, reflecting Talen’s exercise of right of first refusal, has been filed. Each year we submit filings for recovery of electric, natural gas and property taxes. The respective commissions review these tracker filings and make cost recovery determinations based on prudency. Electric Resource Planning South Dakota: Construction of approximately 60MW / $80 million flexible reciprocating internal combustion engines in Huron, SD to be online by late 2021. Montana: Competitive all-source solicitation for up to 280 MWs of flexible capacity issued February 2020 with project(s) selection in first quarter 2021 and online in early 2023. Continue to Invest in our Transmission & Distribution Infrastructure Comprehensive grid modernization and infrastructure program to ensure safety, capacity and reliability. Plans to join Western Energy Imbalance Market (EIM) in April 2021 Real-time energy market could mean lower cost of energy for Montana customers, more efficient use of renewables and greater power grid reliability.

Environmental – Social – Governance (ESG) Environmental Social Governance http://www.northwesternenergy.com/our-company/investor-relations/proxy-materials http://www.northwesternenergy.com/our-company/investor-relations/annual-reports Annual Report Proxy Statement http://www.northwesternenergy.com/environment/our-environment Environmental Report http://www.northwesternenergy.com/community-works/community-works Community Works Report These four documents provide valuable insight in NorthWestern Energy’s Environmental, Social and Governance (ESG) Sustainability practices.

ESG - Environmental 58% of NorthWestern Energy’s 2019 Electric Generation Portfolio Delivered was Carbon-Free (based on megawatt hours) 57% Carbon Free Nameplate Portfolio vs 29% National Average in 2019 (based nameplate megawatts) Beethoven Wind Farm Mystic Dam Based upon 2019 MWH’s of owned and long-term contracted resources. NWE Montana & South Dakota combined

Highlights of our Environmental Report Energy Conservation Recycling Efforts Smart Meters Environmental Protection Programs O’Dell Creek Restoration Pallid Sturgeon Recovery Rainbow Trout Stocking – Hauser & Holter Reserves Lower Madison River Thermal Pulse Program Public Recreation Support with Missouri-Madison Trust Crow Creek Shore Restore Thompson Falls Fish Ladder Program Water Quality Monitoring Polychlorinated Biphenyls (PCB) Management Cultural Resource Management Avian Protection Plan Environmental Permitting Storm Water Management Vegetation Management Aerial Tree Trimming Oil Spill Prevention Measures Hazardous Waste Management Air Quality Controls ESG - Environmental Reliability, and  Micro-grids.  To date projects have been built in Bozeman, Missoula, Deer Lodge and Yellowstone National Park with others planned. LEED Gold Certification - In 2019 NorthWestern Energy’s Environmental Stewardship General Office in Butte earned a Gold Certification for Leadership in Energy and Environmental Design (LEED) from the U.S. Green Building Council recognizing a sustainable site, community connectivity, maximum open space water use reduction, construction waste management, recycled content and green power. Hydroelectric Projects – provide $1.9M annually under a Protection, Mitigation and Enhancement (PME) Program partnering with landowners and agencies to manage fish, wildlife, habitat and water quality. NWE has also provided $1.25M in support of 126 recreation projects through the Missouri-Madison River Fund. Avian Protection Plan – We incorporate industry best practices developed by the Avian Power Line Interaction Committee (APLIC) to reduce bird mortalities from power line collisions and electrocutions - including avian-friendly design standards for power poles, training line crews,. Ariel Tree Trimming and Trout Stocking Osprey protection Missoula Solar Project O’Dell Creek Restore Solar Projects - Our Solar projects are focused on building sustainability in collaboration with our communities, schools and universities.  Projects integrate Solar with Storage and Automation creating an educational platform that demonstrates the economics and social benefits of Community Solar, Urban integration (unique solar configurations), Rural LED Streetlights – plan to replace 43,000 company-owned streetlights in Montana with LED lights by 2022, with SD in planning stage. collaboration with resource agencies, a formal avian mortality reporting process, building osprey platforms and efforts to increase public awareness.

ESG - Social Community Employees Customers $2.1 Billion Economic Output in 2019 ($1.88B in Montana & $268M in SD/NE) $2.1 million Donations, Sponsorships & Economic Development in 2019 112 Number of nonprofits that received grants through Employee Volunteer Program $7.3 Million Low-Income Energy Assistance in 2019 86% of employees are proud to work for NorthWestern Energy Safety Culture Transformation Typical Residential Bills Lower than National Average Building on Our Best – Improved Customer Satisfaction Scores Strong Engagement Over the last 13 years, our energy efficiency programs have helped customers save 685,041 MWh’s of energy – enough to power 76,000 homes for a year.

ESG - Governance What We Do: Annual election of all directors. Majority vote plus resignation standard in uncontested elections. If a director receives more “WITHHOLD AUTHORITY” votes than “FOR” votes, the director must submit a resignation for the Board to consider. Allow shareholders owning 25 percent of our shares to call a special meeting. Independent Board of Directors, except our CEO. Independent Board Chair. Each of our Board committees (audit, compensation, and governance ) is made up solely of independent directors. Committee authority to retain independent advisors, which will be paid for by the company. Code of Conduct and Ethics. Applies to all employees and Board, with a separate Code of Ethics for Chief Executive Officers and Senior Financial Officers concerning financial reporting and other related matters. Robust stock ownership guidelines for executive officers and directors. 20 / 20 – Women on Boards Recognized for gender diversity on its board of directors by 2020 Women on Boards. Four of the company’s ten directors are female. Corporate Governance Award Winner NorthWestern Corporation’s proxy statement has won governance awards – Best Proxy Statement (Small to Mid-Cap) by Corporation Secretary magazine (2014 & 2019) and Exemplary Compensation Discussion and Analysis from NYSE Governance Services (2014) and NorthWestern was recognized as a finalist by Corporate Secretary magazine in the same category for our ‘12, ‘13, ‘16, ’17 & ‘18 statements Board of Directors Executive Team 5th Best Score Among 50 Publicly Traded North American Utility and Power Companies by Moody’s Investment Services on Best Governance Practices Other Recent Governance Recognition What We Don’t Do: Poison pill or a shareholder rights plan. Hedging of company securities. Corporate political contributions. Supermajority voting, except to approve certain business combinations or mergers. Corporate Governance Diverse Leadership CEO Pay Ratio To Average Employee Salary NWE 27:1 All Utilities Average 58:1 Peer Group Average 37:1

Our Carbon Reduction Vision for NorthWestern Energy in Montana 90% carbon reduction by 2045 NorthWestern Energy commits to reduce the carbon intensity of our electric energy portfolio for Montana 90% by 2045.* * As compared with our 2010 carbon intensity as a baseline Already over 60% carbon free Today, NorthWestern Energy serves Montana with an electric portfolio that is over 60% carbon free and more than two times better than the total U.S electric power industry (28% carbon free – 2018 metric). Over the last decade, we have already reduced the carbon intensity of our energy generation in Montana by more than 50%. How we’re going to get there Our vision for the future builds on the progress we have already made. Already, the foundation of our energy generation is our hydro system, which is 100% carbon free and is available 24 hours a day, 365 days a year. Wind generation is a close second and continues to grow. While utility-scale solar energy is not a significant portion of our energy mix today, we expect it to evolve along with advances in energy storage. We are committed to working with our customers and communities to help them achieve their sustainability goals and add new technology on our system.

Conclusion Pure Electric & Gas Utility Solid Utility Foundation Best Practices Corporate Governance Attractive Future Growth Prospects Strong Earnings & Cash Flows

While maintenance capex and total dividend payments have continued to grow since 2010 (11.3% and 10.0% CAGR respectively), maintenance capex and dividend payments have slightly exceeded Cash From Operations (CFO), on average, by approximately $10 million per year. Note: 2016 CFO is less than 2015 largely due to $30.8M refund to customers related to FERC/DGGS ruling and $7.2M refund to customers for difference in SD Electric interim & final rates. 2019 CFO is less than 2018 due to under-collection of supply costs by $35.5M, $20.5M credit to MT customers for TCJA, $22.1M in refunds for transmission generation interconnections and a $6.1M insurance proceed in 2018. We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023. (See appendix for “Non-GAAP Financial Measures” relating to free cash flow and disclaimer on NOLs) Strong Cash Flows Appendix

2019 Non-GAAP to 2020 Revised EPS Bridge See appendix for additional disclosures regarding “Non-GAAP Financial Measures” $2.60 - $2.75 $3.30-$3.45 Since first quarter earnings, the primary change reflected in the earnings bridge above is increased property tax expense (based on Montana Dept. of Revenue’s valuation finalized in second quarter) partially offset by increased gross margin (due to increased property taxes recoverable through tax tracker). Appendix

COVID-19: Margin Expectations Applying our high-level estimated impacts above to customer loads results in the following overall impact to load by class: Second quarter gross margin was generally in line with our Covid assumptions. We experienced a decline in gross margin of approximately $3 - $4 million by reduced commercial and industrial offset in part by increased residential usage. We expect the Covid usage trends to continue with slow reversion to ‘normal’ by year-end. Appendix

COVID-19: Expense Expectations Expenses we expect to increase: Bad debt expense We assume significant recovery through a regulatory mechanism COVID related charitable contributions Expenses we expect to decrease: Distribution customer work Contract services and material costs Fleet fuel costs Travel and employee education Lower benefits and incentive pay Areas unchanged but will monitor and manage appropriately Capital spending still expected at approximately $400 million Supply chain – No significant issues anticipated as nearly all vendors in USA Staffing levels – No layoffs expected and still hiring for critical positions Estimated Covid related expense reductions were generally in line with our expectations. However, without an approved recovery mechanism in place, increased uncollectable accounts expense and increased interest expense from higher liquidity needs more than offset Covid related savings. Appendix

South Dakota Published fall of 2018, the plan focuses on modernization of our fleet to improve reliability and flexibility, maintain compliance in Southwest Power Pool, and lowering operating costs. The plan identifies 90MWs of existing generation that should be retired and replaced over the next 10 years. In addition, we are currently installing 8MWs of mobile capacity generation, with units expected to be operational in early 2020. April 15, 2019, we issued a 60MW all-source RFP to provide capacity for South Dakota customers by the end of 2021. As a result of the competitive solicitation process, we anticipate to construct and own natural gas fired reciprocating internal South Dakota Electricity Supply Resource Plan combustion engines at a brownfield site in Huron, South Dakota. We have executed a contract with Caterpillar with anticipated build of approximately 60 MW at a total investment of approximately $80 million. The selected proposal is subject to the execution of construction contracts and obtaining the applicable environmental and construction related permits. Once the Department of Environmental and Natural Resources has agreed upon a draft permit, there is a 30 day mandatory public comment period. Construction expected to being mid-2020 with commercial operational date by the end of 2021. http://www.northwesternenergy.com/docs/default-source/documents/investor/sd-2018-plan.pdf Appendix

Montana The draft plan was filed in early March 2019 followed by a 60 day public comment period. The final plan, including responses to public comment, was filed August 20, 2020. The plan demonstrates an urgent need for additional flexible capacity that will address the changing energy landscape in Montana. This will also enable our participation in the Western EIM and help meet our customers’ energy needs in a reliable and affordable manner. We are currently 630 MW short of our peak needs, which we procure in the market. We forecast that our energy portfolio will be 725 MW short by 2025 with the expiration of an existing long-term contract and a modest increase in customer demand. Planned regional retirements of 3,500 MW of coal-fired generation are forecasted by the Northwest Power and Conservation Council causing regional energy shortages as early as 2021. We issued a competitive all-source solicitation request in February 2020 for up to 280MW* of peaking and flexible capacity to be available for commercial operation in early 2023. An independent evaluator is being used to administer the solicitation process and evaluate proposals, with the successful project(s) selected by the first quarter of 2021. We expect the process will be repeated in subsequent years to provide a resource-adequate energy and capacity portfolio by 2025. Montana Electricity Supply Resource Plan Echo Lake Nordic Trail https://www.northwesternenergy.com/our-company/regulatory-environment/2019-electricity-supply-resource-procurement-plan * Open to all types of resources that meet our peak and flexible capacity needs Appendix

Proposed Colstrip Acquisition On December 9, 2019 NorthWestern (NWE) executed a Purchase and Sale Agreement for the acquisition of Puget Sound Energy’s (PSE) 25% ownership interests in Colstrip Unit 4 (CU4). Generating Capacity: 185 MW (bringing our total ownership to 407 MW, or 55% of CU4) Purchase Price: $1.00 PSE will remain responsible for its current pro rata ownership share of environmental and pension liabilities attributed to events or conditions existing prior to closing of the transaction and for any demolition, reclamation, or remediation costs associated with the existing facilities that comprise CU4. PSE will enter a Power Purchase Agreement (PPA) with NWE to purchase 90 MW of power for approximately 5 years – indexed to hourly Mid-Columbia power prices. Net proceeds from the PPA will be placed in a fund and applied against future decommissioning and remediation costs related to the existing 30%, or 222 MW, ownership in CU4. PPA includes a price floor that reflects the recovery of all fixed operating and maintenance and variable generation costs. The transaction is conditioned upon MPSC Pre-Approval (filed in February 2020). Entered a separate agreement (predicated on approval of generation transaction) to acquire an additional 90MW interest in the 500 kV Colstrip Transmission System for net book value at time of sale – expected to be $2.5 to $3.8 million. Update to transaction April 2020, Talan Energy, LLC exercised it’s right of first refusal to accept ½ the offer made by Puget Sound Energy to NWE Talen’s proportionate share of the 185 MW capacity is 92.5 MW. Talen, while not a co-owner of the Colstrip Transmission System, has claimed that its right of first refusal extends to the transmission assets. We disagree with Talen’s claim and will oppose Talen’s efforts to obtain interest in the 45 MW of transmission assets. We supplemented our application with the MPSC to reflect this development, but have not completed negotiations. MPSC suspended the procedural schedule until an updated purchase and sale agreement, reflecting Talen’s interest is provided. NWE currently has a 46% reserve margin deficit during peak periods. This exposes our customers to greater market exposure than any of our regional peers. In addition, planned retirements in the Pacific Northwest region exceeding 3,600 MW will compound our market exposure. Acquiring incremental interest in Colstrip Unit 4 will limit this impact and provide a bridge to future generation technologies. Appendix

Minimal Environmental Impact: There will be no new carbon emissions in Montana as a result of our owning a greater share of CU4. In fact – as shown in the chart to the right, even if we acquired the full 185 MW, ignoring Talen’s right of first refusal, NWE Montana will still be twice as ‘green’ (56%) as the total U.S. electric power industry (28%) on a nameplate basis. Funding for Future Costs: Net benefits from the transaction and net proceeds from the 5 year PPA will be placed in a fund and applied against future costs related to NorthWestern’s existing 30% ownership in CU4. Colstrip Transmission System is a critical backbone to serve our customers; allows energy import to serve industry, as Colstrip Units 1 and 2 close; and is an export path for Montana-based renewable development. CU4 Acquisition - Customer & Community Considerations Affordable Capacity: Acquiring a larger share of Colstrip will reduce exposure to market prices and keep energy & capacity affordable. Customer bills are expected to stay flat as a result of the transaction. Increased operating cost due to increased ownership percentage is expected to be offset by lower purchased power costs. Provides Reliability and Safety: Greater ownership of CU4 will expand access to around-the-clock capacity that can meet sudden increases in demand, such as when Montana experiences extremely cold temperatures – oftentimes when the wind isn’t blowing and the sun isn't shining. This larger share will help keep homes warm and the lights on. Economic Viability: This transaction is a first step in preserving good-paying jobs in Colstrip and across the state while providing critical local and state tax dollars. Appendix

Provides a Bridge to Future Generation Technologies: The region is quickly reaching a point where there may not be enough capacity during critical peak-demand times. This transaction will help meet the immediate needs of our customers while allowing time to work with stakeholders across our state to build a plan for a cleaner energy future. We are committed to a strategy that will work for all Montanans and enable us to reach our targeted 90% reduction in CO2 intensity by 2045, as shown in the chart above. CU4 Acquisition - Investor & Credit Considerations Protects Existing Ownership Interests: Increased ownership of CU4 provides greater say in future capital decisions to ensure the plant continues to operate and meet all environmental guidelines. Per the Joint Owners Agreement, closure of Colstrip Units 3 and 4 requires a unanimous decision of owners. Limited Additional Exposure on Incremental Ownership: PSE will continue to be responsible for existing environmental liabilities up to the point of sale and future remediation costs according to its pre-transaction 25% joint ownership in Colstrip Unit 4. Limited Impact on Customers’ Bills: Resolves a significant portion of the estimated 725 MW of capacity deficit and limits exposure of customers to high and volatile market prices. Financial Implications: Predicated on MPSC Pre-Approval, the transaction is anticipated to be earnings neutral and credit supportive (reduced energy purchases and incoming proceeds from 90MW PPA). Appendix

NWE Capacity as compared to Regional Peers NWE’s capacity deficit exposes our customers to greater market exposure (price and availability) than any of our regional peers. Appendix

100% of net proceeds from 45 MW PPA and 90% of savings in PCCAM costs (as compared to the baseline) are applied to a Reserve Fund to provide towards NorthWestern’s existing 30% ownership. PSE retains environmental & pension liabilities as of transaction close and responsibility for decommissioning and remediation costs at time of eventual facility closure. CU4 Acquisition - General Transaction Structure $0.50 purchase price NWE PSE 12.5% or 92.5MW of Colstrip Unit 4 Estimated $2.75 - $3.75 million purchase price NWE PSE Approx. 5% of Colstrip Transmission System 45 MWs of Electricity NWE PSE Approx. 5 year, 45 MW purchase power agreement 47.5MW of Electricity NWE Customers Appendix Updated to reflect Talen Energy’s Right of First Refusal.

CU4 Acquisition - Proposed Post-Closing Structure NWE PSE 47.5 MW provided to NWE’s default supply customers. Resolves 12.5% of the capacity deficit with no impact to customer bills. 100% of the net proceeds of the 90 MW PPA will be placed in the Reserve Fund. Reserve Fund NWE Customers $ $ Any savings as compared to the Power Cost and Credit Adjustment Mechanism (PCCAM) baseline are allocated 90% to Reserve Fund and 10% to NWE. $ $ 100% 90% Reserve Fund established to fund future costs related to NWE’s existing 30% ownership in CU4. Any increase in cost as compared to the PCCAM baseline are allocated according to existing regulatory treatment (90% from customers, 10% from NWE) 45 MW PPA, ~5 Year, unit contingent, Mid-C day-ahead index subject to an hourly price floor. Price floor ensures fixed and variable O&M costs related to PPA are recovered. Appendix Updated to reflect Talen Energy’s Right of First Refusal.

Existing Colstrip Ownership Colstrip Power Plant Colstrip Transmission System System Owner Segment A Segment B AVISTA Corporation 10.2% 12.1% NorthWestern Energy 36.4% 24.3% PacifiCorp 6.8% 8.1% Portland General 13.6% 16.2% Puget Sound Energy 33.0% 39.3% Facility Owner (%) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 15% 15% NorthWestern Energy - - - 30% PacifiCorp - - 10% 10% Portland General - - 20% 20% Puget Sound Energy 50% 50% 25% 25% Talen Energy 50% 50% 30% - Total 100% 100% 100% 100% Facility Owner (MW) Unit 1 Unit 2 Unit 3 Unit 4 AVISTA Corporation - - 111.0 111.0 NorthWestern Energy - - - 222.0 PacifiCorp - - 74.0 74.0 Portland General - - 148.0 148.0 Puget Sound Energy 153.5 153.5 185.0 185.0 Talen Energy 153.5 153.5 222.0 - Total 307.0 307.0 740.0 740.0 Appendix

NorthWestern Energy’s current resources provide about 755 MW of peaking capacity, which is the energy available during periods of our customers’ highest demand. An additional 645 MW of peaking capacity must currently be purchased from the market to meet our needs. Without new capacity, the market exposure will increase to about 725 MW by 2025 (including reserve margins). This need assumes continued development of cost effective demand side management (conservation) and small distributed generators (net-metering). Meeting peak load with market purchases means being exposed to the market at the worst possible time – when the market is most volatile and prices are high. Significant Capacity Deficit in Montana Appendix

A Recent Example In early February, 2019, NorthWestern experienced a nearly five day span* when the wind didn’t blow and the sun was scant. We were forced to rely upon an already strained market and transmission system for a significant amount of our required capacity (shown in red hatch). We had an average need of 327 MW and 544 MW peak need when the market prices were also peaking. * 6am on Feb. 3rd – 10pm on Feb. 7th Appendix

Significant Capacity Retirements in the Pacific NW Planned retirements in the Pacific Northwest region exceed 3,600 MW and the Northwest Power and Conservation Council forecasts regional capacity shortfalls as early as 2021. NorthWestern’s continued reliance on the market to purchase energy to fill the gap during peak customer demand will significantly increase price and reliability risk for NorthWestern’s customers because of the reduced energy supply availability. Appendix

Capacity Cost Alternatives The 185 MW Colstrip Unit 4 purchase would resolve approximately 25% of our estimated 725 MW capacity deficit for $1.00. Alternative solutions to provide equivalent capacity are estimated to range from roughly $240 million to over $5 billion. * Cost to Construct based on estimates in NWE’s 2019 Electricity Supply Resource Procurement Plan 170,200 kW ÷ 97% capacity credit = 175,500 kW 175,500 kW need x $1,361 per kW costs = $239 Million for equivalent capacity 185,000 kW x 92% capacity credit 170,200 kW of capacity Purchase price: $1.00 170,200 kW ÷ 5% capacity credit = 3,404,000 kW 3,404,000 kW need x $1,410 per kW cost = $4.8 Billion for equivalent capacity 170,200 kW ÷ 100% capacity credit = 170,200 kW 170,200 kW x $1,660 per kW = $282.5 Million per four-hour battery bank $282.5 Million x 18 batteries banks = $5.1 Billion for 72 hours of battery capacity Capacity Credit 5% Capacity Credit 100% Capacity Credit 97% Capacity Credit 92% Appendix

Summary Financial Results (Second Quarter) (1) Appendix (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Gross Margin (Second Quarter) Appendix Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure. (dollars in millions) Three Months Ended June 30, 2020 2019 Variance Electric $ 169.6 $ 177.0 ($ 7.4) (4.2%) Natural Gas 38.7 38.0 0.7 1.8% Total Gross Margin $ 208.3 $ 215.0 ($ 6.7) (3.1%) (1) Decrease in gross margin due to the following factors: ($4.4)Montana electric supply cost recovery (3.3)Electric QF liability adjustment (0.5)Electric transmission (0.2)Electric retail volumes and demand (0.1)Montana natural gas rates 0.4Natural gas retail volumes (0.1) Other ($8.2)Change in Gross Margin Impacting Net Income $2.1Property taxes recovered in trackers 0.5 Operating expenses recovered in trackers (1.1) Production tax credits flowed-through trackers $1.5Change in Gross Margin Offset Within Net Income ($6.7)Decrease in Gross Margin Covid-19 We estimate a net $3-4 million impact of lower commercial and industrial usage (demand and loads) partially offset by increased retail usage.

Weather (Second Quarter) Appendix We estimate favorable weather in Q2 2020 resulted in a $0.5M pretax benefit as compared to normal and $0.8M pretax benefit as compared to Q2 2019.

Operating Expenses (Second Quarter) Appendix (dollars in millions) Three Months Ended June 30, 2020 2019 Variance Operating, general & admin. $ 71.7 $ 80.8 ($ 9.1) (11.3%) Property and other taxes 47.0 44.3 2.7 6.1% Depreciation and depletion 44.8 41.0 3.8 9.3% Operating Expenses $ 163.5 $ 166.1 ($ 2.6) (1.6%) Decrease in operating, general & admin expense due to the following factors: ($3.7)Employee benefits (incl. $0.9 million Covid-related lower medical) (2.6)Generation maintenance (1.8)Labor (incl. $0.7 million Covid-related lower in-home customer work) (1.2)Hazard trees (1.2)Travel and training (estimated to be all Covid-related) 3.1Uncollectible accounts (estimated to be all Covid-related) (2.3)Other ($9.7)Change in OG&A Items Impacting Net Income $1.5Pension and other postretirement benefits 0.5Operating expenses recovered in trackers (1.4)Non-employee directors deferred compensation $0.6Change in OG&A Items Offset Within Net Income ($9.1)Decrease in Operating, General & Administrative Expense $2.7 million increase in property and other taxes due primarily to increase in Montana state and local taxes offset in part by lower MPSC tax and invasive species taxes. $3.8 million increase in depreciation expense primarily due to a lower depreciation expense in the 2nd quarter 2019 as a result of our MT rate case settlement and to a lesser extent plant additions. Covid-19 $3.1 million in increased uncollectable accounts expense was partially offset by an estimated $2.8M of lower Covid-related expense.

Operating to Net Income (Second Quarter) Appendix (dollars in millions) Three Months Ended June 30, 2020 2019 Variance Operating Income $ 44.8 $ 48.8 $ (4.0) (8.2%) Interest Expense (24.3) (23.5) (0.8) (3.4%) Other Income 0.2 0.1 0.1 100.0% Income Before Taxes 20.8 25.5 (4.7) (18.4%) Income Tax Benefit 0.7 22.2 (21.5) (96.8%) Net Income $ 21.5 $ 47.7 ($ 26.2) (54.9%) $0.8 million increase in interest expense, including approximately $0.7 million as a result of higher borrowings, as a precautionary measure in order to increase our cash position and preserve financial flexibility in light of uncertainty in the markets. $0.1 million increase in other income was due to a decrease in other pension expense of $1.5 million partially offset by a $1.4 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation, both of which are offset in operating, general and administrative expense with no impact to net income. $21.5 million decrease in income tax benefits due primarily to the release of approximately $23.2 million of unrecognized tax benefits, including $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitations in the second quarter of 2019.

Income Tax Reconciliation (Second Quarter) Appendix We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023.

Adjusted Non-GAAP Earnings (Second Quarter) Appendix The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that are non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP. (1) As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share).

Balance Sheet Appendix

Cash Flow Appendix Cash from operating activities increased by ~$75M primarily due to the improved collections of energy supply costs in the current period, as compared with higher procured supply costs, credits to Montana customers of approximately $20.5 million in the first quarter of 2019, and transmission generation interconnection refunds all in the prior period. These improvements were offset in part by reduced net income.

Summary Financial Results (Six Months Ended June 30) (1) Appendix (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Gross Margin (Six Months Ended June 30) Appendix (1) ($3.0)Production tax credits flowed-through trackers (0.2)Operating expenses recovered in trackers 2.4 Property taxes recovered in trackers ($0.8)Change in Gross Margin Offset Within Net Income ($31.1)Decrease in Gross Margin (dollars in millions) Six Months Ended June 30, 2020 2019 Variance(1) Electric $ 350.4 $ 373.0 ($ 22.6) (6.1%) Natural Gas 101.9 110.4 (8.5) (7.7%) Total Gross Margin $ 452.3 $ 483.4 ($ 31.1) (6.4%) Decrease in gross margin due to the following factors: ($8.9)Electric retail volumes and demand (8.0)Natural gas retail volumes (3.3)Lower electric QF liability adjustment (2.7)Montana electric supply cost recovery (1.5)Montana transmission (0.7)Montana natural gas rates 1.6Montana electric rates (6.8) Other ($30.3)Change in Gross Margin Impacting Net Income (1) Gross Margin, defined as revenues less cost of sales, is a non-GAAP Measure See appendix for additional disclosure.

Weather (Six Months Ended June 30) Appendix We estimate unfavorable weather through the first 6 months of 2020 has contributed approximately $3.5M pretax detriment as compared to normal and $17.2M pretax detriment as compared to the same period in 2019.

Operating Expenses (Six Months Ended June 30) Appendix (dollars in millions) Six Months Ended June 30, 2020 2019 Variance Operating, general & admin. $ 150.7 $ 161.9 ($ 11.2) (6.9%) Property and other taxes 91.5 89.1 2.4 2.7% Depreciation and depletion 90.0 86.6 3.4 3.9% Operating Expenses $ 332.2 $ 337.6 ($ 5.4) (1.6%) Decrease in Operating, general & admin expense due to the following factors: ($3.7)Employee benefits (1.8)Labor (1.2)Hazard trees (1.2)Travel and training (1.2)Generation maintenance 3.1 Uncollectible accounts (1.9) Other ($7.9) Change in OG&A Items Impacting Net Income ($6.3)Non-employee directors deferred compensation (0.2)Operating expense recovered in trackers 3.2 Pension and other postretirement benefits ($3.3)Change in OG&A Items Offset Within Net Income ($11.2)Decrease in Operating, General & Administrative Expenses $2.4 million increase in property and other taxes due primarily to plant additions and higher annual estimated property valuations in Montana. $3.4 million increase in depreciation expense primarily due to a reduction in depreciation Q2 of 2019 as a result of our Montana electric rate case, and to a lesser extent plant additions

Operating to Net Income (Six Months Ended June 30) Appendix $1.3 million increase in interest expense, including approximately $0.7 million as a result of higher borrowings in the second quarter 2020, to increase our cash position as a precautionary measure and preserve financial flexibility. $3.1 million increase in other expense was due to a $6.3 million decrease in the value of deferred shares held in trust for non-employee directors deferred compensation that was partially offset by a $3.2 million decrease in other pension expense, both of which are offset in operating, general, and administrative expense with no impact to net income. $18.2 million decrease in income tax benefit. The income tax benefit for 2019 reflects the release of approximately $22.8 million of unrecognized tax benefits, including approximately $2.7 million of accrued interest and penalties, due to the lapse of statutes of limitation in the second quarter of 2019. Our effective tax rate for the six months ended June 30, 2019 was (3.6%) as compared with (20.7%) for the same period of 2019. We expect our 2020 effective tax rate to range between negative 5% and 0%. (dollars in millions) Six Months Ended June 30, 2020 2019 Variance Operating Income $ 120.1 $ 145.8 ($ 25.7) (17.6%) Interest Expense (48.6) (47.3) (1.3) (2.7%) Other (Expense) / Income (1.8) 1.3 (3.1) (238.5%) Income Before Taxes 69.7 99.8 (30.1) (30.2%) Income Tax Benefit 2.5 20.7 (18.2) (87.9%) Net Income $ 72.2 $ 120.5 ($ 48.3) (40.1%)

Income Tax Reconciliation (Six Months Ended June 30) Appendix We expect NOLs to be available into 2021 with alternative minimum tax credits and production tax credits to be available into 2023 to reduce cash taxes. Additionally, we anticipate our effective tax rate to reach approximately 10% by 2023.

Adjusted Non-GAAP Earnings (Six Months Ended June 30) Appendix As a result of the adoption of Accounting Standard Update 2017-07 in March 2018, pension and other employee benefit expense is now disaggregated on the GAAP income statement with portions now recorded in both OG&A expense and Other (Expense) Income lines. To facilitate better understanding of trends in year-over-year comparisons, the non-GAAP adjustment above re-aggregates the expense in OG&A - as it was historically presented prior to the ASU 2017-07 (with no impact to net income or earnings per share). The adjusted non-GAAP measures presented in the table are being shown to reflect significant items that were non-recurring or variance from normal weather, however they should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

Qualified Facility Earnings Adjustment Appendix Our electric QF liability consists of unrecoverable costs associated with contracts covered under PURPA that are part of a 2002 stipulation with the MPSC and other parties. Risks / losses associated with these contracts are born by shareholders, not customers. Therefore, any mitigation of prior losses and / or benefits of liability reduction also accrue to shareholders. The gain in 2020 for our QF liability was $3.1 million in total, it was comprised of $2.2 million adjustment to the liability and $0.9 million lower actual costs over last 12 months (QF contract year).  This $3.1 million benefit is $3.3 million less than the $6.4 million total benefit we recognized in Q2 last year.  Due to our expectations regarding the remeasurement frequency of our QF liability, we no longer reflect this adjustment as a non-GAAP measure.

Quarterly PCCAM Impacts Appendix In 2017, the Montana legislature revised the statute regarding our recovery of electric supply costs. In response, the MPSC approved a new design for our electric tracker in 2018, effective July 1, 2017. The revised electric tracker, or PCCAM established a baseline of power supply costs and tracks the differences between the actual costs and revenues. Variances in supply costs above or below the baseline are allocated 90% to customers and 10% to shareholders, with an annual adjustment. From July 2017 to May 2019, the PCCAM also included a "deadband" which required us to absorb the variances within +/- $4.1 million from the base, with 90% of the variance above or below the deadband collected from or refunded to customers. In 2019, the Montana legislature revised the statute effective May 7, 2019, prohibiting a deadband, allowing 100% recovery of QF purchases, and maintaining the 90% / 10% sharing ratio for other purchases.

NorthWestern Energy Profile Appendix Note: Data as reported in our 2019 10-K

2019 System Statistics Note: Statistics above are as of 12/31/2019 except for electric transmission for others which is 2018 data Nebraska is a natural gas only jurisdiction Dave Gates Generating Station (DGGS) in Montana is a 150 MW nameplate facility but consider it a 105 MW (60 MW FERC & 45MW MPSC jurisdictions) peaker (1) (2) Appendix

Experienced & Engaged Board of Directors Stephen P. Adik Chairman of the Board Independent Director since Nov. 2004 Britt E. Ide Committees: Governance, Operations Independent Director since April 2017 Anthony T. Clark Committees: Governance, Human Resources Independent Director since Dec. 2016 Dana J. Dykhouse Committees: Human Resources (chair), Audit Independent Director since Jan. 2009 Jan R. Horsfall Committees: Operations (chair), Audit, Independent Director since April 2015 Robert C. Rowe Committees: None CEO and President Director since August 2008 Julia L. Johnson Committees: Governance (chair), Human Resources Independent Director since Nov. 2004 Jeff W. Yingling Committees: Audit, Governance Independent Director since October 2019 Linda G. Sullivan Committees: Audit (Chair), Operations Independent Director since April 2017 Mahvash Yazdi Committees: Human Resources, Operations Independent Director since December 2019 Appendix

Strong Executive Team Appendix Robert C. Rowe President and Chief Executive Officer Current position since 2008 Brian B. Bird Chief Financial Officer Current position since 2003 Michael R. Cashell Vice President - Transmission Current Position since 2011 Heather H. Grahame General Counsel and Vice President of Regulatory and Federal Government Affairs Current position since 2010 John D. Hines Vice President – Supply/Montana Affairs Current Position since 2011 Crystal D. Lail Vice President and Chief Accounting Officer Current position since 2020 (formerly VP and Controller since 2015) Curtis T. Pohl Vice President - Distribution Current position since 2003 Bobbi L. Schroeppel Vice President – Customer Care, Communications and Human Resources Current Position since 2002

Our Commissioners Appendix

Non-GAAP Financial Measures (1 of 3) These materials include financial information prepared in accordance with GAAP, as well as other financial measures, such as Gross Margin and Adjusted Diluted EPS, that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. Gross Margin (Revenues less Cost of Sales) is a non-GAAP financial measure due to the exclusion of depreciation from the measure. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Adjusted Diluted EPS is another non-GAAP measure. The Company believes the presentation of Adjusted Diluted EPS is more representative of our normal earnings than the GAAP EPS due to the exclusion (or inclusion) of certain impacts that are not reflective of ongoing earnings. The presentation of these non-GAAP measures is intended to supplement investors' understanding of our financial performance and not to replace other GAAP measures as an indicator of actual operating performance. Our measures may not be comparable to other companies' similarly titled measures. Appendix

Non-GAAP Financial Measures (2 of 3) Disclaimer on Net Operating Net Operating Losses (NOL’s): The expected tax rate and the expected availability of NOLs are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change.  Actual results will vary and those variations may be material.  For discussion of some of the important factors that could cause these variations, please consult the “Risk Factors” section of our most recent 10-K filed with the SEC. Appendix

Non-GAAP Financial Measures (3 of 3) The data presented in this presentation includes financial information prepared in accordance with GAAP, as well as other Non-GAAP financial measures such as Gross Margin (Revenues less Cost of Sales), Free Cash Flows (Cash flows from operations less maintenance capex and dividends) and Net Debt (Total debt less capital leases), that are considered “Non-GAAP financial measures.” Generally, a Non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of Gross Margin, Free Cash Flows and Net Debt is intended to supplement investors’ understanding of our operating performance. Gross Margin is used by us to determine whether we are collecting the appropriate amount of energy costs from customers to allow recovery of operating costs. Net Debt is used by our company to determine whether we are properly levered to our Total Capitalization (Net Debt plus Equity). Our Gross Margin, Free Cash Flows and Net Debt measures may not be comparable to other companies’ similarly labeled measures. Furthermore, these measures are not intended to replace measures as determined in accordance with GAAP as an indicator of operating performance. Appendix